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                                                                   EXHIBIT 10.29

                               SECOND AMENDMENT
                         Dated as of December 1, 1994


    SECOND AMENDMENT dated as of December 1, 1994 (this "Amendment") to REVOLVING CREDIT AGREEMENT dated as of December 23, 1993 (as amended by First Amendment dated as of September 29, 1994, the "Credit Agreement") among MERISEL AMERICAS, INC. and MERISEL EUROPE, INC. as Borrowers, MERISEL, INC. as Guarantor, the lenders parties thereto (the "Lenders"), CITICORP USA, INC. as Agent (the "Agent"), NATIONSBANK OF TEXAS, N.A. as Co-Agent and CITIBANK, N.A. as Issuing Lender.

    PRELIMINARY STATEMENTS. The parties hereto wish to modify the Credit Agreement in certain respects as hereinafter set forth. Terms defined in the Credit Agreement are used in this Amendment as defined in the Credit Agreement and, except as otherwise indicated, all references to Sections refer to the corresponding Sections of the Credit Agreement.

    The parties hereto therefore agree as follows:

    SECTION 1. Amendments. Effective as of the Amendment Effective Date (as defined in Section 2 hereof), subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, Section 7.02(g) is hereby deleted and restated as follows:

        (g) Investments in Other Persons. Make, or permit any of its Subsidiaries to make, any loan or advance to any Person, or purchase or otherwise acquire, or permit any of its Subsidiaries to purchase or otherwise acquire, any capital stock, obligations or other securities of, make any capital contribution to, or otherwise invest in, any Person, except:

            (i)   Cash Equivalents;

            (ii) loans and advances by Merisel Americas to its wholly-owned Subsidiaries, provided that the aggregate amount of all such loans and advances at any time outstanding shall not exceed 15% of the Total Capitalization of Merisel Americas;

            (iii) loans, advances and investments by a Borrower, Merisel Parent or their respective Subsidiaries, provided that the aggregate amount of such loans, advances and investments made in any Person on any day shall not exceed one percent of the aggregate consolidated total assets of the Borrowers;

            (iv) with the consent of the Majority Lenders pursuant to a waiver and consent letter substantially in the form of Exhibit Q hereto, investments in a wholly-owned Subsidiary of a Borrower in connection with a recapitalization of such Subsidiary;

            (v) loans and advances by Merisel Americas, provided that, at any date of determination, (A) the aggregate amount of such loans and advances then outstanding, plus (B) the aggregate amount of all Debt of Merisel Europe and its Subsidiaries then outstanding which is guaranteed by Merisel Americas (including so much of the Obligations as have been allocated to Merisel Europe as indicated on compliance certificates delivered under Sections 7.01(m)(ii) and (iii)), plus
(C) the aggregate amount of intercompany loans and advances then outstanding made by Merisel Americas or its Subsidiaries to Merisel Europe or its Subsidiaries, shall not exceed an amount equal to 35% of the sum of (y) the Consolidated Debt Equivalents of Merisel Americas plus (z) the Consolidated Tangible Net Worth of Merisel Americas at that date of determination;

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            (vi) loans and advances by Merisel Europe to its wholly-owned
        Subsidiaries so long as no violation of Section 7.02(g)(v) exists or would exist before or after the making of such loan or advance;

            (vii) investments consisting of mergers, consolidations and acquisitions permitted by Section 7.02(e);

            (viii) both Merisel Parent and Computerland Acquisition Subsidiary may make loans, advances and investments to or in each other without restriction;

            (ix) loans and advances by Merisel Parent to any of its direct and indirect Subsidiaries, provided that such loans and advances shall be subordinated (both as to payment and remedies) to the Obligations in form and substance satisfactory to the Agent; and

            (x) loans, advances and investments to or in a Subsidiary in connection with a sale, transfer or securitization of accounts receivable permitted by Section 7.02(f)(ii);

    provided, however, that even if otherwise permitted by this Section 7.02(g), no loan, advance or other investment shall be made by any Borrower or any of its Subsidiaries to or in Merisel Parent or any Subsidiary of Merisel Parent which is not also a Subsidiary of either Borrower (including, without limitation, Computerland Acquisition Subsidiary or otherwise in connection with the Computerland Acquisition or the operation of the business or assets so acquired). The amount of any loan, advance or investment shall be determined in accordance with GAAP.

    SECTION 2. Conditions to Effectiveness. This Amendment shall be effective as of December 23, 1993 (the "Amendment Effective Date"), subject to the Agent's receipt of the following in form and substance satisfactory to the Agent: (a) counterparts of this Amendment duly executed by the Borrowers and the Majority Lenders (or, as to any Lender, advice satisfactory to the Agent that such Lender has executed a counterpart of this Amendment), (b) a Consent and Acknowledgement in the form of Annex A hereto executed by the Guarantor, and (c) a certificate of the Secretary or an Assistant Secretary of each Borrower attaching a copy of the resolutions of its Board of Directors authorizing its execution and delivery of this Amendment, and certifying the name and true signature of each of its officers executing the same on its behalf.

    SECTION 3. Representations and Warranties. Each Borrower represents and warrants that (a) such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Amendment; (b) the execution, delivery by such Borrower of this Amendment and the performance by such Borrower of the Credit Agreement as hereby amended, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene such Borrower's charter or by-laws, any law, regulation or order binding on or affecting such Borrower or the terms of any indenture, loan or credit agreement or other agreement or instrument by which such Borrower is bound or to which such Borrower is a party; (c) no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution or delivery by such Borrower of this Amendment or the performance by such Borrower of the Credit Agreement as hereby amended; (d) each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with their respective terms; (e) all representations and warranties of such Borrower contained in Section 6.01 and the other Loan Documents are true and correct, as if repeated and restated in full herein; (f) no event has occurred and is continuing, or would result from the execution or delivery of this Amendment or performance of the Credit Agreement as amended hereby, which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

    SECTION 4. Reference to and Effect on the Credit Agreement. On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof,"
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"therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended herein, the Credit Agreement shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

    SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same Amendment.

    SECTION 6. Governing Law. This amendment shall be governed by, and construed in accordance with, the laws of the State of California.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


MERISEL AMERICAS, INC.                 CITICORP USA, INC.

By: __________________________         By: ____________________________________

Title: _______________________         Title: _________________________________


MERISEL EUROPE, INC.                   NATIONSBANK OF TEXAS, N.A.

By: __________________________         By: ____________________________________

Title: _______________________         Title: _________________________________


                                       UNION BANK

                                       By: ____________________________________

                                       Title: _________________________________


                                       THE LONG TERM CREDIT BANK OF JAPAN, LTD.
                                       LOS ANGELES AGENCY

                                       By: ____________________________________

                                       Title: _________________________________


                                       THE INDUSTRIAL BANK OF JAPAN, LTD.
                                       LOS ANGELES AGENCY

                                       By: ____________________________________

                                       Title: _________________________________


                                       FIRST UNION NATIONAL BANK OF NORTH
                                         CAROLINA

                                       By: ____________________________________

                                       Title: _________________________________
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                                         NBD BANK, N.A.

                                         By: _____________________________
                                         Title: __________________________


                                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         NEW YORK AND CAYMAN ISLANDS BRANCHES

                                         By: _____________________________
                                         Title: __________________________

                                         By: _____________________________
                                         Title: __________________________


                                         THE DAIWA BANK, LTD.

                                         By: _____________________________
                                         Title: __________________________

                                         By: _____________________________
                                         Title: __________________________


                                         COMMERZBANK AG
                                         LOS ANGELES BRANCH

                                         By: _____________________________
                                         Title: __________________________

                                         By: _____________________________
                                         Title: __________________________
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                                    ANNEX A
                          CONSENT AND ACKNOWLEDGEMENT


    Each of the undersigned hereby consents to the terms of the Second Amendment dated as of December 1, 1994 (the "Amendment") to Revolving Credit Agreement dated as of December 23, 1993 among Merisel Americas, Inc. and Merisel Europe, Inc. as Borrowers, Merisel, Inc. as Guarantor, the Lenders party thereto, Citicorp USA, Inc. as Agent, NationsBank of Texas, N.A. as Co-Agent and Citibank, N.A. as Designated Issuer (as amended, the "Credit Agreement"), and hereby confirms and agrees that each Loan Document executed by the undersigned pursuant to and as defined in the Credit Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, on and after the effective date of the Amendment, each reference in each such Loan Document to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by the Amendment.


                                  MERISEL, INC.

                                  By:_________________________
                                  Title:______________________

                                  MERISEL CANADA, INC.

                                  By:_________________________
                                  Title:______________________